AIG RETIREMENT COMPANY I (“ARC I”)
AIG RETIREMENT COMPANY II (“ARC II”)
Supplement dated February 6, 2009, to the ARC I and ARC II Prospectuses dated October 1, 2008, and
January 1, 2009, respectively, as amended and supplemented to date
Effective immediately, under the “Investment Glossary” section of each Prospectus, the following paragraph is added to the end of the “Fixed Income Securities” discussion on pages 74 and 39 of the ARC I and ARC II Prospectuses, respectively:
“A Fund’s investment in U.S. Government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.”
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AIG RETIREMENT COMPANY I (“ARC I”)
AIG RETIREMENT COMPANY II (“ARC II”)
Supplement dated February 6, 2009 to the ARC I and ARC II Statements of Additional Information
dated October 1, 2008, and January 1, 2009, respectively, as amended and supplemented to date
Effective immediately, under the “Investment Practices” section of each Statement of Additional Information (“SAI”), the following section is added following the end of the “Unseasoned Issuers” discussion on pages 34 and 37 of the ARC I and ARC II SAIs, respectively:
“U.S. Government Obligations
Each Fund may invest in a variety of debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. government, which may be purchased by each Fund, also vary in terms of their maturities at the time of issuance.
U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issues or guaranteed by the U.S. Treasury.
The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.”
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE